UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following sets forth the Company's Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1998 and the Company's Unaudited Pro Forma Combined Balance Sheet at December 31, 1998, in each case giving effect to the acquisition of Arrow and the Assets under the "purchase" method of accounting. The Company's Unaudited Pro Forma Combined Statement of Operations presents the purchase of Arrow and the Assets as if they had been consummated as of January 1, 1998. The Company's Unaudited Pro Forma Combined Balance Sheet presents Arrow and the Assets as if it had been consummated on December 31, 1998. The Unaudited Pro Forma Combined Financial Information of the Company is presented for illustrative purposes only and, therefore, does not purport to present the financial position or results of operations of the Company had Arrow and the Asset acquisition occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be expected to occur in the future.

The historical balance sheet of the Company and Arrow has been derived from the audited December 31, 1998 consolidated balance sheet of the Company and the unaudited December 31, 1998 balance sheet of Arrow. The unaudited pro forma combined statement of operations for the year ended December 31, 1998 has been derived from the audited consolidated statement of operations of the Company for the year ended December 31, 1998 and the addition of Arrow's audited statement of operations for the year ended March 31, 1998, plus the unaudited nine months ended December 31, 1998 less Arrow's unaudited nine months ended December 31, 1997. The pro forma adjustments relating to the integration of the Arrow business represent the Company's preliminary determinations of these adjustments and are based upon available information and certain assumptions that the Company considers reasonable under the circumstances. Final amounts could differ from those set forth therein. The unaudited interim historical financial information of the Arrow business referred to above, in the opinion of management of Arrow, includes all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the results of the Arrow business for the unaudited interim periods.

                    FINE AIR SERVICES CORP. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                               December 31, 1998
                                   (unaudited)

                                                          Fine Air         Arrow Air        Pro Forma                Pro Forma
                                                         As Reported      (Unaudited)      Adjustments                Combined
                                                        -------------    -------------    -------------             -------------
ASSETS
Current assets:
     Cash and cash equivalents                          $ 124,632,274    $   2,389,868    $(117,389,868) 3(a,b)     $   9,632,274
     Investment securities                                     49,577               --                                     49,577
     Accounts receivables                                  12,240,690        7,841,427       (7,841,427) 3(c)          12,240,690
     Loans receivable, current portion                      2,470,757               --                                  2,470,757
     Expendable parts                                         302,325               --                                    302,325
     Inventories                                                   --               --       21,857,987  3(d)          21,857,987
     Prepaid expenses and other current assets                487,287          475,066                                    962,353
                                                        -------------    -------------    -------------             -------------
         Total current assets                             140,182,910       10,706,361     (103,373,308)               47,515,963

Property and equipment
     Flight equipment                                      91,339,013        4,366,303       73,710,000  3(e)         169,415,316
     Other                                                 36,013,106        4,864,977       11,014,914  3(f,n)        51,892,997
                                                        -------------    -------------    -------------             -------------
                                                          127,352,119        9,231,280       84,724,914               221,308,313
     Less accumulated depreciation and amortization       (44,892,542)      (6,763,686)       6,763,686  3(n)         (44,892,542)
                                                        -------------    -------------    -------------             -------------
     Net property and equipment                            82,459,577        2,467,594       91,488,600               176,415,771

Other Assets
     Restricted cash                                          303,504               --                                    303,504
     Aircraft held for sale                                        --               --       14,670,000  3(e)          14,670,000
     Accounts receivable from related party                 3,849,707               --                                  3,849,707
     Loans receivable, less current portion                 9,351,084               --                                  9,351,084
     Deposits and other assets                              1,594,731          389,397        5,000,000  3(g)           6,984,128
     Deferred debt issuance costs                           6,316,209               --                                  6,316,209
                                                        -------------    -------------    -------------             -------------
        Total assets                                    $ 244,057,722    $  13,563,352    $   7,785,292             $ 265,406,366
                                                        =============    =============    =============             =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                   $   4,186,345    $   2,380,055    $  (2,380,055) 3(j)       $   4,186,345
     Due to affiliates                                             --       49,799,095      (49,799,095) 3(h)                  --
     Interest payable                                       1,653,248               --                                  1,653,248
     Accrued expenses                                       5,750,111       12,303,535        9,045,109  3(i,k,l)      27,098,755
     Capital lease obligation, current portion                135,445               --                                    135,445
                                                        -------------    -------------    -------------             -------------
        Total current liabilities                          11,725,149       64,482,685      (43,134,041)               33,073,793

Capital lease obligations, less current portion                81,752               --                                     81,752
9-7/8% Senior Notes due 2008                              190,000,000               --                                190,000,000
                                                        -------------    -------------    -------------             -------------
        Total liabilities                                 201,806,901       64,482,685      (43,134,041)              223,155,545
                                                        -------------    -------------    -------------             -------------

Stockholders' equity
     Common stock                                                  30              100             (100) 3(m)                  30
     Additional paid-in capital                                    --       35,240,436      (35,240,436) 3(m)                  --
     Retained earnings (accumulated deficit)               42,250,791      (86,159,869)      86,159,869  3(m)          42,250,791
                                                        -------------    -------------    -------------             -------------
        Total stockholders' equity                         42,250,821      (50,919,333)      50,919,333                42,250,821
                                                        -------------    -------------    -------------             -------------

                                                        -------------    -------------    -------------             -------------
        Total liabilities and stockholders' equity      $ 244,057,722    $  13,563,352    $   7,785,292             $ 265,406,366
                                                        =============    =============    =============             =============

                    FINE AIR SERVICES CORP. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998
                                   (unaudited)

                                                            Fine Air            Arrow           Pro Forma              Pro Forma
                                                           As Reported       (unaudited)       Adjustments              Combined
                                                          -------------     -------------     -------------           -------------
Revenues:
     Scheduled cargo services                             $  76,079,187     $  41,891,120     $          --           $ 117,970,307
     ACMI services and charter                               37,645,389        43,790,301                                81,435,690
     Repairs, training and other                              2,378,847         2,384,335                                 4,763,182
                                                          -------------     -------------     -------------           -------------
         Total operating revenues                           116,103,423        88,065,756                --             204,169,179

Operating Expenses
     Flying operations                                       39,505,917        25,895,000                                65,400,917
     Aircraft rent and insurance                                     --        20,662,663       (19,173,000) 2 (a)        1,489,663
     Aircraft and traffic servicing                          12,085,255         9,480,280                                21,565,535
     Maintenance                                             18,004,391        46,552,504       (27,292,000) 2 (b)       37,264,895
     General and administrative                              18,055,817         5,426,799                                23,482,616
     Selling                                                  6,152,126         3,388,867                                 9,540,993
     Depreciation and amortization                           13,235,861           809,451         5,635,833  2 (c,g)     19,681,145
                                                          -------------     -------------     -------------           -------------
          Total operating expenses                          107,039,367       112,215,564       (40,829,167)            178,425,764

                                                          -------------     -------------     -------------           -------------
     Operating income (loss)                                  9,064,056       (24,149,808)       40,829,167              25,743,415

Other income (expense)
     Interest income                                          4,855,241            88,387        (3,337,241) 2 (e)        1,606,387
     Interest expense                                       (12,830,307)       (1,035,642)       (5,586,551) 2 (d,e)    (19,452,500)
     Other, net                                               3,609,390           (74,198)                                3,535,192
                                                          -------------     -------------     -------------           -------------
        Total other, net                                     (4,365,676)       (1,021,453)       (8,923,792)            (14,310,921)

     Extraordinary gain on repurchase of Senior Notes           165,520                            (165,520) 2 (f)               --

                                                          -------------     -------------     -------------           -------------
Net income (loss) from continuing operations              $   4,863,900     $ (25,171,261)    $  31,739,855           $  11,432,494
                                                          =============     =============     =============           =============

Net income per common share - basic                       $    1,621.30                                               $    3,810.83
                                                          =============                                               =============

Weighted average number of common shares
     outstanding                                                  3,000                                                      3,000
                                                          =============                                               =============

                    FINE AIR SERVICES CORP. AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                                   (unaudited)

1. The Unaudited Pro Forma Combined Financial Information is presented for illustrative purposes only, giving effect to the Arrow and Asset acquisition by the Company, accounted for as a "purchase" as such term is used under generally accepted accounting principles.

      Certain amounts reported in the Arrow's historical financial information have been reclassified to conform with the Company presentations in the Unaudited Pro Forma Combined Balance Sheet and Statement of Operations.

      The purchase price is $136,348,644 less the value of certain assumed liabilities as of the closing date. Based upon the Arrow's December 31, 1998 balance sheet, the purchase price would have been calculated as follows:

      Purchase Price determination:
            Gross purchase price                                  $ 136,348,644
            Less value of assumed liabilities                       (21,348,644)
                                                                  -------------
                Net purchase price                                $ 115,000,000
                                                                  =============

      Purchase price allocation:
            Inventories                                           $  21,857,987
            Prepaid expense and other current assets                    475,066
            Property and equipment                                   93,956,194
            Aircraft held for sale                                   14,670,000
            Deposits and other assets (including $5 million
              of intangibles)                                         5,389,397
            Accrued Expenses                                        (21,348,644)
                                                                  -------------
                Net purchase price                                $ 115,000,000
                                                                  =============

      The foregoing purchase price determination and allocation are based on the December 31, 1998 Arrow balance sheet and preliminary estimates of fair values. The final purchase price determination and allocation will be contingent upon final assessment or appraisal of the fair value of the net assets acquired, and the balance sheet of Arrow as it relates to certain items being acquired or assumed as of the closing date.

2. The Company's pro forma combined statement of operations for the year ended December 31, 1998 present the effects on the historical financial statements for the Arrow and Asset acquisition, as if it occurred as of the beginning of such period, including:

                                                                                                            Year ended
                                                                                                           December 31,
      (Increase) decrease in income:                                                                           1998
                                                                                                           ------------
a.    Elimination of aircraft rent expense under leases for aircraft that were purchased under the Asset acquisition. Arrow leased twelve aircraft under operating leases from
      affiliates                                                                                         $(19,173,000)

b.    Elimination of maintenance reserves and other maintenance charges from affiliates and third parties based on the Company's accounting policy which requires such costs to
      be capitalized as incurred                                                                          (27,292,000)

                    FINE AIR SERVICES CORP. AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                                   (unaudited)

c.    Increase in depreciation expense to reflect the fair value and useful lives of the acquired
      property and equipment                                                                                5,302,500

d.    Elimination of interest expense for an outstanding note payable to Arrow's affiliates
      which was not assumed                                                                                (1,035,642)

e.    Reflects adjustments for the acquisition financing and repayment of certain indebtedness as if they were consummated at the beginning of the year. On June 5, 1998 the
      Company consummated the sale of $200,000,000 9-7/8% Senior Notes due June 1,
      2008. Contemporaneous with the sale of the Senior Notes the Company repaid all outstanding debts totaling $40,500,000. On August 14, 1998, the Company repurchased $10,000,000 of par value of the Senior Notes

      Interest expense on:
         $190.0 million borrowings under the Senior Notes at 9-7/8%                                      $ 18,762,500
         $  6.9 million of deferred financing costs amortized over the terms of notes                         690,000
                                                                                                         ------------
      Interest expense, as adjusted                                                                      $ 19,452,500
      Historical interest expense                                                                         (12,830,307)
                                                                                                         ------------
      Adjustment necessary to increase interest expense                                                  $  6,622,193
                                                                                                         ============

      Interest income on:
         $ 27.6 million of borrowings available to invest at 5-1/2%                                      $ (1,518,000)
      Historical interest income                                                                            4,855,241
                                                                                                         ------------
      Adjustment necessary to decrease interest income                                                   $  3,337,241
                                                                                                         ============

f.    To eliminate the gain on the repurchase of $10,000,000 Senior Notes.  The pro forma                     165,520
      adjustments assume a net sale of $190,000,000 of Senior Notes

g.    Adjustment to record the amortization of the fair value assigned to Arrow's operating
      certificate and route authorities                                                                       333,333

3. For purposes of preparing the Unaudited Pro Forma Balance Sheet, the Arrow and Asset acquisition has been recorded at estimated fair values. A final determination of the required purchase accounting adjustments and of the fair values of the assets and liabilities of Arrow and the Assets have not been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma financial information reflect the Company's management's best estimates based upon currently available information.

                                                                                                              As of
                                                                                                           December 31,
                                                                                                               1998
                                                                                                           ------------
a.    Cash has been adjusted to eliminate accounts not being contractually acquired by the
      Company                                                                                             $  (2,389,868)

b.    Cash has been adjusted to reflect the payment of the purchase price for Arrow and
      the Assets acquired                                                                                  (115,000,000)

c.    Accounts receivable has been adjusted to eliminate accounts not being contractually
      acquired by the Company                                                                                (7,841,427)

d.    Inventories have been adjusted to reflect the fair value based on the Company's
      accounting and valuation policies                                                                      21,857,987

                    FINE AIR SERVICES CORP. AND SUBSIDIARIES
                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                                   (unaudited)

e.    The following have been recorded at their estimated fair values. The DC-8 aircraft and the L-1011 aircraft will be depreciated on a straight line basis over 10 and 15 years, respectively.  Aircraft are assigned a 10% salvage value
            Flight equipment                                                                                 73,710,000
            Aircraft held for sale                                                                           14,670,000

f.    Property and equipment-other have been recorded at the estimated fair value                            17,778,600

g.    Deposits and other assets have been adjusted for the Arrow operating certificate and route authorities to reflect the fair value based on the Company's accounting and valuation policies. The operating certificate and route authorities will be amortized on a
      straight line basis over a 15 year period                                                               5,000,000

h.    Elimination of all liabilities to Arrow's affiliates not assumed                                      (49,799,095)

i.    Accrued expenses have been adjusted to record liabilities due for all "C" checks, "D"
      checks, and overhauls and repairs on engines and/or rotables which were in process
      as of the closing date                                                                                 12,452,677

j.    Accounts payable has been adjusted to eliminate accounts not being contractually
      assumed by the Company                                                                                 (2,380,055)

k.    Accrued expenses has been adjusted to eliminate accounts not being contractually
      assumed by the Company                                                                                (12,303,535)

l.    Accrued expenses include the following liabilities assumed:
          Relocation of certain of the equipment and related inventories                                      1,835,000
          Cost to be incurred in connection with environmental and safety matters                               364,500
          Liabilities for contractual management services                                                       620,000
          Cost to be incurred or accommodations due to seller                                                 3,625,628
          Cost to be incurred for the acquisition                                                             2,450,839
                                                                                                          -------------
      Total adjustments                                                                                       8,895,967
                                                                                                          =============

m.    Elimination of Arrow's stockholders' deficit                                                           50,919,333

n.    Elimination of asset and corresponding accumulated depreciation of the acquired
      assets of Arrow to arrive at estimated fair value                                                       6,763,686